SCHEDULE 14A INFORMATION
  Proxy Statement Pursuant to Section(a) of the Securities Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only(as permitted by
     Rule 14a-6(3)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c ) or
     Section 240.14a-12

                           Edison Control Corporation
                           --------------------------
                (Name of Registrant as Specified in its Charter)

                           ---------------------------
     (Name of person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

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     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     3)  Filing Party:

     4)  Date Filed:

                           EDISON CONTROL CORPORATION
                               777 MARITIME DRIVE
                                  P.O. BOX 308
                         PORT WASHINGTON, WI 53074-0308

                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                                  June 20, 2002

TO THE SHAREHOLDERS OF EDISON CONTROL CORPORATION

You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Edison Control Corporation (the "Company") which will be held on Thursday, June 20, 2002 at 9:00 A.M. Central Time, at the American Club on Highland Drive in Kohler, WI 53044.

The meeting and any adjournment or postponement thereof will consider and take action upon the following matters:

     (1) To elect four directors to serve until the next annual meeting of shareholders; and
     (2) To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 26, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO COMPLETE, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY, TO WHICH NO POSTAGE NEED BE AFFIXED. IF YOU ATTEND THE MEETING IN PERSON, THEN YOU MAY REVOKE THE PROXY AND VOTE YOUR OWN SHARES.

By order of the Board of Directors,



Jay R. Hanamann
Secretary


Port Washington, WI
April 30, 2002

                           EDISON CONTROL CORPORATION
                           --------------------------

                                 PROXY STATEMENT
                                 ---------------

                       2002 ANNUAL MEETING OF SHAREHOLDERS
                                  June 20, 2002


This Proxy Statement is first being mailed to shareholders on or about April 30, 2002 in connection with the solicitation of proxies for use at the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Edison Control Corporation (the "Company"), to be held on June 20, 2002 at 9:00 A. M. Central Time, at the American Club on Highland Drive in Kohler, WI 53044 or at any adjournments or postponements thereof.

The Board of Directors of the Company solicits the enclosed proxy. Each proxy when properly executed and returned by a shareholder and not revoked will be voted in accordance with the shareholder's instructions thereon. Any proxy may be revoked at any time before it is voted at the meeting by providing the Secretary of the Company with notice to such effect or a duly executed proxy bearing a later date. If no instructions are indicated, a proxy will be voted "For" the election of all nominees for directors and otherwise in accordance with the best judgment of the proxy named in the proxy card. The persons named as proxies intend to vote in accordance with their discretion on any other matters which may properly come before the Annual Meeting. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Annual Meeting and vote. Shareholders who are present at the Annual Meeting may revoke their proxies and vote in person if they so desire.

Only holders of record of the Company's Common Stock, $.01 par value per share ("Common Stock"), at the close of business April 26, 2002 are entitled to notice of and to vote at the Annual Meeting. As of March 31, 2002, there were outstanding 1,785,721 shares of Common Stock of the Company. Each outstanding share is entitled to one vote at the Annual Meeting.

                   SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND
                            CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of March 31, 2002, the number of shares of Common Stock beneficially owned by (i) each director of the Company (including nominees), (ii) each of the executive officers named in the Summary Compensation Table set forth below, (iii) all directors and executive officers of the Company as a group, and (iv) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock. The business address of all individuals listed below is 777 Maritime Drive, Port Washington, WI 53074-0308.

Name and Address of                Number of Shares                 Percent
Beneficial Owner                        Owned                       of Class
----------------                        -----                       --------
Robert L. Cooney                         42,500(1)                     2.3%
Norman Eig                               20,000                        1.1%
John J. Delucca                           -0-
William B. Finneran                   1,666,738(2)(7)                 72.9%
Jay R. Hanamann                          81,944(3)                     4.5%
Alan J. Kastelic                        163,889(4)                     8.7%
Mary E. McCormack                       200,000(5)                    10.1%
William C. Scott                         25,000(1)                     1.4%
All directors and executive
officers as a group (8 in number)     2,200,071(6)                    82.0%

-----------
(1) Includes a currently exercisable stock option to purchase 25,000 shares of Common Stock.

(2) Includes a currently exercisable warrant to purchase 500,000 shares of Common Stock and 4,760 Shares owned by two Uniform Gifts to Minors Act accounts, each for the benefit of one of Mr. Finneran's children. Mr. Finneran disclaims beneficial ownership of the 4,760 shares for purposes of
     Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise.

(3) Includes a currently exercisable stock option to purchase 48,611 shares of Common Stock.

(4) Includes a currently exercisable stock option to purchase 97,222 shares of Common Stock.

(5) Includes a currently exercisable stock option to purchase 200,000 shares of Common Stock.

(6) Includes currently exercisable stock options and warrants, which in the aggregate are exercisable for 895,833 shares of Common Stock.

(7) Based on information set forth in the indicated party's Schedule 13D or 13G as filed with the Securities and Exchange Commission and the Company.

                              ELECTION OF DIRECTORS

General
-------
Pursuant to the authority granted by the Company's Bylaws, the Board of Directors previously approved a reduction in the size of the Board from seven members to four members, effective as of the date of the Annual Meeting. As a result, the Board of Directors has nominated only the four persons indicated to serve as directors until the next annual meeting of shareholders or until their respective successors are duly elected.

Assuming the presence of a quorum, the favorable vote of the holders of a plurality of the shares of Common Stock present and voting at the Annual Meeting for the election of each nominee is required for his or her election. For this purpose, "plurality" means the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the Annual Meeting. Therefore, any shares of Common Stock which are not voted on this matter at the Annual Meeting, whether by abstention, broker non-vote or otherwise, will have no effect on the election of directors at the Annual Meeting.

The shares represented by proxies submitted will be voted for the election as directors of the persons named below unless authority to do so is withheld. If any nominee is unable to serve as a director prior to the Annual Meeting, then all submitted proxies will be voted for a substitute nominee selected by the Board and the others named below, unless authority to vote for such replaced director or all directors was withheld.
                                                           Director
Name                     Company Office(s)                 Since            Age
-----                    -----------------                 -----            ---
William B. Finneran      Chairman of the Board              1991            61
                         and Director

Robert L. Cooney         Director                           1997            68

Alan J. Kastelic         Director                           1997            58
                         President and Chief Executive
                         Officer

William C. Scott         Director                           1997            67

William B. Finneran is a Managing Director of First Union Securities, an investment-banking firm. Prior to joining First Union in 1999, Mr. Finneran was a Managing Director at CIBC Oppenheimer Corp., an investment-banking firm, and had been employed with Oppenheimer since 1972. Mr. Finneran is a Director of National Planning Association, a non-profit advisory board. He serves on the Board of Operation Smile and Villanova University and is a former Board Member of Covenant House, a non-profit charitable institution. Mr. Finneran also currently serves on the Executive Committee of the New York Archdiocesan Patrons Program.

Robert L. Cooney is a Partner of Cooney, Schroeder & Co., a consulting firm which he co-founded in February 1997. Mr. Cooney was a Managing Director-Equity Capital Markets at Credit Suisse First Boston from 1977 to January 1997. Mr. Cooney also serves as a director of Hoenig Group Inc., a Nasdaq-listed global securities brokerage firm located in Rye Brook, New York and Equity One, Inc., a NYSE-listed real estate investment trust located in Miami, Florida.

Alan J. Kastelic was appointed President and Chief Executive Officer of Edison Control Corporation in June 1998 and President and Chief Executive Officer of Construction Forms, Inc. in June 1996 when the Company acquired Construction Forms, Inc. Mr. Kastelic had previously been Executive Vice President and Chief Operating Officer of Construction Forms, Inc., which he joined in 1977. Prior to joining Construction Forms, Mr. Kastelic was Manufacturing Manager at Badger Dynamics and Chief Cost Accountant, Material Control Manager and Manager of Manufacturing at the PCM division of Koehring Corporation.

William C. Scott was the Chairman and Chief Executive Officer of Panavision Inc. from 1988 to 1999, a leading designer and manufacturer of high-precision film camera systems for the motion picture and television industries. From 1972 until 1987, Mr. Scott was President and Chief Operating Officer of Western Pacific Industries Inc., a manufacturer of industrial products. Prior to 1972 Mr. Scott was a Group Vice President of Cordura Corporation (a business information company) for three years and Vice President of Booz, Allen & Hamilton (a management-consulting firm) for five years. He is currently a director of Audio Visual Services Corporation and of Vari-Lite, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL DIRECTOR NOMINEES SET FORTH ABOVE.

Committees, Meetings and Attendance
-----------------------------------
The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. The Board of Directors does not have a Nominating Committee; the Board as a whole performs this function.

The Audit Committee, which met two times during the year ended January 31, 2002, performs various functions as outlined in the Audit Committee Charter. The primary purpose of the Audit Committee is to provide independent and objective oversight of the accounting functions and internal controls of the Company, to assure the objectivity of the Company's consolidated financial statements, to review its financial condition, to approve major financial commitments and to review and advise the Board with respect to the Company's other financial- and audit- related policies. The current Audit Committee members are Robert Cooney, Norman Eig and William Scott.

The Compensation Committee, which met two times during the year ended January 31, 2002, establishes all forms of compensation for the officers of the Company, administers the Company's benefit plans and responds to Securities and Exchange Commission requirements on compensation committee reports. John Delucca and Mary McCormack are the current members of the Compensation Committee.

The Board of Directors of the Company held two meetings during the year ended January 31, 2002. Each director who was a director during the year ended January 31, 2002 attended all meetings of the Board of Directors and committees on which he or she serves, except that Mr. Delucca was absent from both meetings of the Board of Directors and Mr. Eig was absent from one meeting of the Board of Directors.

Director Compensation
---------------------
Directors who are not executive officers of the Company each receive an annual retainer of $15,000. Directors of the Company do not receive additional compensation for attendance at Board of Directors meetings or committee meetings.

                             AUDIT COMMITTEE REPORT

In accordance with the written Audit Committee Charter (the "Charter") adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. Each of the three members of the Audit Committee is independent as the term is defined by Rule 4200(a)(15) listing standards of the NASD.

The Audit Committee members reviewed and discussed the audited consolidated financial statements for fiscal year 2001 with management. The Audit Committee also discussed all the matters required by Statement of Auditing Standard No. 61, as amended, with the Company's independent auditors, Deloitte & Touche LLP ("Deloitte & Touche"). The Audit Committee received a written disclosure and letter from Deloitte & Touche as required by Independence Standards Board Standard No. 1, and has discussed with Deloitte & Touche its independence. Based on their review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's 2001 Annual Report to shareholders and Form 10-K to be filed with the Securities and Exchange Commission.

All members of the Audit Committee have approved the foregoing report.

EDISON CONTROL CORPORATION
AUDIT COMMITTEE

Robert L. Cooney
Norman Eig
William C. Scott

                             EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------
The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the other named executive who earned in excess of $100,000 in fiscal 2001, as well as the total compensation paid to each named executive for the Company's two previous fiscal years:

                                                   Other Annual
Name and                                              Compen-       All Other         Options
Principal Position    Year   Salary($)   Bonus($)     sation($)    Compensation($)  Granted(shares)
------------------    ----   ---------   --------     ---------    ---------------  ---------------
Alan J. Kastelic      2001    200,000     175,000      5,454(1)       431,118(2)        -0-
President and Chief   2000    185,000     130,000      5,250(1)         -0-             -0-
Executive Officer     1999    176,000      90,000      5,000(1)         -0-             -0-

Jay R. Hanamann       2001    115,000     120,000      3,163(1)        40,184(2)        -0-
Secretary, Treasurer  2000    105,500      97,000      4,875(1)         -0-             -0-
and Chief Financial   1999    100,000      57,000      4,500(1)         -0-             -0-
Officer
----------
(1)  Represents the Company matching amount to the 401(k) Plan.
(2)  Represents distributions from the Company's terminated pension plan.

Option Grants in Last Fiscal Year
The Company did not grant options to any of the named executive officers during the year ended January 31, 2002.

Option Exercises in Fiscal 2001 and Fiscal Year-End Option Values
The following table presents the value of unexercised options held by the named executive officers at January 31, 2002. No options were exercised in fiscal 2001 by the named executive officers.
                                          Number of              Value of
                                       unexercised options   unexercised options
                   Shares               at fiscal year          at fiscal year
                   acquired   Value      end (shares)             end ($)
                     on      realized   Exercisable (E)/       Exercisable(E)/
Name               exercise    ($)      Unexercisable (U)     Unexercisable(U)
----               --------    ---      ----------------      -----------------
Jay R. Hanamann      -0-       -0-         48,611 E             150,694 E (1)
Alan J. Kastelic     -0-       -0-         97,222 E             301,388 E (1)

--------------
(1) Value was calculated by subtracting the respective option exercise price from the fair market value of the Common Stock on January 31, 2002, which was the closing sale price of $6.10 per share as reported by the Over the Counter Bulletin Board.

Benefit Plans
-------------
The Company had a noncontributory defined benefit pension plan covering substantially all full-time employees. The plan was terminated effective February 28, 2001 and the assets of the plan were distributed to the participants in December 2001. Mr. Kastelic and Mr. Hanamann were participants in the plan.

The Company also has a retirement savings and thrift plan (401(k) plan) covering substantially all of its employees. Effective July 1, 2002, for each employee contribution to the 401(k) plan of up to 4% of the employee's annual compensation, the Company will match all of the employees' 401(k) contribution.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file reports concerning the ownership of the Company's Common Stock with the Securities and Exchange Commission and the Company. Based solely upon the information provided to the Company by individual directors and executive officers, the Company believes that during the fiscal year ended January 31, 2002 all of its directors and officers complied with the
Section 16(a) filing requirements.

Agreements with Named Executive Officers
----------------------------------------
In connection with the Company's acquisition of Construction Forms, Inc. ("ConForms") in June 1996, ConForms entered into an Employment Agreement with Alan J. Kastelic, pursuant to which ConForms agreed to employ Mr. Kastelic as the President and Chief Executive Officer of ConForms until June 30, 1998. Mr. Kastelic is also the President and Chief Executive Officer of the Company. The term of Mr. Kastelic's Employment Agreement is automatically renewed for successive one-year periods thereafter unless notice is given of non-renewal at least 30 days prior to the end of the then current term or unless earlier terminated in accordance with the provisions of the Employment Agreement. Under this Employment Agreement, Mr. Kastelic is entitled to receive a minimum base salary $147,000 per year and certain minimum performance bonuses and other benefits. If Mr. Kastelic's employment is terminated by the Company other than by reason of death, disability or cause or by Mr. Kastelic for good reason, then Mr. Kastelic is entitled to continue to receive his base salary and benefits for a period of twelve months. Mr. Kastelic's Employment Agreement also contains a covenant not to compete that is in effect during the term of his employment and during any period during which he receives severance compensation thereafter.

Also in connection with the Company's acquisition of ConForms in June 1996, ConForms entered into an Employment Agreement with Jay R. Hanamann, pursuant to which ConForms agreed to employ Mr. Hanamann as the Chief Financial Officer, Secretary and Treasurer of ConForms until June 30, 1998. Mr. Hanamann is also the Chief Financial Officer, Secretary and Treasurer of the Company. The term of Mr. Hanamann's Employment Agreement is automatically renewed for successive one-year periods thereafter unless notice is given of non-renewal at least 30 days prior to the end of the then current term or unless earlier terminated in accordance with the provisions of the Employment Agreement. Under this Employment Agreement, Mr. Hanamann is entitled to receive a minimum base salary $84,000 per year and certain minimum performance bonuses and other benefits. If Mr. Hanamann's employment is terminated by the Company other than by reason of death, disability or cause or by Mr. Hanamann for good reason, then Mr. Hanamann is entitled to continue to receive his base salary and benefits for a period of twelve months. Mr. Hanamann's Employment Agreement also contains a covenant not to compete that is in effect during the term of his employment and during any period during which he receives severance compensation thereafter.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for all aspects of the Company's compensation package offered to its corporate officers, including the named executive officers. The Compensation Committee has prepared the following report for fiscal year 2001.

The Company's executive compensation program is designed to be closely linked to corporate performance. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success. The overall objectives of this strategy are to attract and retain qualified executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to link executive and shareholder interests through the use of equity-based compensation plans and to provide a compensation package that recognizes individual contributions as well as overall business results.

The key elements of the Company's executive compensation program consist of base salary, annual bonus opportunity and grants of stock options. A general description of the Company's compensation program, including the basis for the compensation awarded to the Company's Executive Officer for fiscal 2001 are discussed below.

Base Salary. Base salaries are initially determined by evaluating the responsibilities of the position, the experience and contributions of the individual and the salaries for comparable positions in the competitive marketplace. Base salary levels for the Company's executive officers are generally positioned at market competitive levels for comparable positions in manufacturing companies of similar size. In determining annual salary adjustments for executive officers, the Compensation Committee considers various factors including the individual's performance and contribution, competitive salary increase levels provided by the marketplace, the relationship of an executive officer's salary to the market competitive levels for comparable positions, and the Company's performance. The base salaries paid to the named executive officers, Alan J. Kastelic and Jay R. Hanamann, are also based on their Employment Agreements. See above under "Agreements with Named Executive Officers."

Annual Bonus. The Company's executive officers are eligible for annual cash bonus awards under the Company's compensation program. In determining annual bonuses for executive officers, the Compensation Committee considers various factors including the individual's performance and contribution and the Company's performance. The bonuses paid to the named executive officers, Alan J. Kastelic and Jay R. Hanamann, are also based on their Employment Agreements. See above under "Agreements with Named Executive Officers."

Stock Options. The Company's 1999 Equity Incentive Plan is designed to encourage and create ownership of Company Common Stock by key executives, thereby promoting a close identity of interests between the Company's management and its shareholders. The 1999 Equity Incentive Plan is designed to motivate and reward executives for long-term strategic management and the enhancement of shareholder value.

Stock options under the 1999 Equity Incentive Plan will be granted with an exercise price equal to the market value of the Common Stock on the date of grant. Vesting schedules will be designed to encourage the creation of shareholder value over the long-term since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years and the executive remains in the Company's employ.

No named executive officer was granted stock options during fiscal 2001. The Compensation Committee may grant stock options to key executive officers in fiscal 2002 based upon individual performance criteria.

Chief Executive Officer Compensation. During fiscal 2001, the Company's Chief Executive Officer, Alan J. Kastelic, was paid a salary of $200,000 and awarded a bonus of $175,000. In evaluating Mr. Kastelic's performance during fiscal 2001, the Compensation Committee considered the Company's overall financial performance and the achievement of long-term objectives of the Company.

Section 162(m) Limitation. Other than with respect to shareholder approved stock options and warrants, the Compensation Committee does not anticipate taking any action to conform the Company's executive compensation policies with Section 162(m) of the Internal Revenue Code.

EDISON CONTROL CORPORATION
COMPENSATION COMMITTEE

John J. Delucca
Mary E. McCormack

                             STOCK PERFORMANCE GRAPH

The graph in Appendix A and the table below set forth the cumulative total shareholder return (assuming reinvestment of dividends) to the Company's shareholders during the five fiscal years ended January 31, 2002, as compared to an overall stock market index (S&P 500 Index) and the Company's peer group index (S & P Industrial Machinery Index).

                                                 Annual Return Percentage
                                                      Years Ending
    Company/Index                        Jan98   Jan99   Jan00   Jan01   Jan02
    -------------                        -----   -----   -----   -----   -----
    Edison Control Corporation           -5.56   64.71   33.93  -36.00    1.67
    S&P 500 Index                        26.91   32.49   10.35   -0.90  -16.15
    SP500 Industrial Machine             29.10   -2.28    1.52   13.46    5.87

                                 Base               Indexed Returns
                                 Period               Years Ending
    Company/Index                Jan97   Jan98   Jan99   Jan00   Jan01   Jan02
    -------------                -----   -----   -----   -----   -----   -----
    Edison Control Corporation   100     94.44  155.56  208.33  133.33  135.56
    S&P 500 Index                100    126.91  168.14  185.54  183.87  154.18
    SP500 Industrial Machine     100    129.10  126.16  128.07  145.31  153.83

    Note:  Table prepared by Standard & Poor's Compustat Custom Business Unit.

                                     GENERAL

Proposals of shareholders intended to be presented at, and included in, the Company's proxy materials for the 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), must be received at the principal office of the Company no later than December 31, 2002. If the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 prior to March 16, 2003, then the notice will be considered untimely, and the persons named in proxies solicited by the Board of Directors for the 2003 Annual Meeting of Shareholders may exercise discretionary voting power with respect to such proposal.

Certain Transactions
--------------------
Mr. Finneran, Chairman of the Board of the Company, is not a full time employee of the Company; however, he has devoted considerable time to portfolio management, the search for acquisitions and consideration of the Company's current business operation. For fiscal 2001, Mr. Finneran received compensation of $112,000 for such services.

Auditor
-------
Deloitte & Touche, which firm has served as auditor for the Company's fiscal year ended January 31, 2002, has indicated that it expects to have a representative present at the Annual Meeting. The representative will be afforded the opportunity to make a statement, if he desires, and will be available for appropriate shareholder questions.

Audit Fees
----------
Deloitte & Touche was paid $57,000 by the Company for Deloitte & Touche's audit of the Company's annual financial statements and review of the Company's unaudited quarterly financial statements for the fiscal year ended January 31, 2002.

Financial Information Systems Design and Implementation Services Fees
---------------------------------------------------------------------
Deloitte & Touche did not provide such services for the fiscal year ended January 31, 2002.

All Other Fees
--------------
Deloitte & Touche was paid approximately $6,000 by the Company for the audit of the Company's pension plan and approximately $5,000 for all other services (other than for fees paid for the services described above) provided to the Company by Deloitte & Touche for the fiscal year ended January 31, 2002.

The Audit Committee believes that the provision of the services described above under the caption "All Other Fees" is compatible with Deloitte & Touche maintaining its independence.

Other
-----
Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company's communications to shareholders that hold their stock through a bank, broker or other holder of record may deliver to multiple shareholders sharing the same address a single copy of the Company's annual report to shareholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered. Shareholders may notify the Company of their requests by calling or writing Jay R. Hanamann, Edison Control Corporation, 777 Maritime Drive, P.O. Box 308, Port Washington, Wisconsin 53074-0308, telephone number (262) 268-6800.

The Annual Report of the Company for the fiscal year ended January 31, 2002, including consolidated financial statements (the "Annual Report"), and the Company's Annual Report on Form 10-K (without exhibits) were mailed to shareholders, together with this Proxy Statement, on or about April 30, 2002. No part of such Annual Report shall be regarded as proxy soliciting material or a communication by means of which any solicitation was being or is to be made.

The Board of Directors makes the solicitation of proxies in the accompanying form and the cost thereof will be borne by the Company. The Company may solicit proxies by mail, telephone or telegraph. Brokerage firms, custodians, banks, trustees, nominees or other persons holding shares in their names, will be reimbursed for their reasonable expenses in forwarding proxy material to their principals.

As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented at the meeting, but if any other matters properly come before the meeting, it is intended that the persons voting the proxy will vote the shares represented thereby in accordance with their best judgment.

It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy, to which no postage need be affixed if mailed in the United States.

By Order of the Board of Directors,

Jay R. Hanamann
Secretary
April 30, 2002

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                                               [Front]

                                     EDISON CONTROL CORPORATION
                         2002 ANNUAL MEETING OF SHAREHOLDERS - JUNE 20, 2002
                                                PROXY
                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jay R. Hanamann and Alan J. Kastelic, and each or either of them as proxies, each with the power to appoint his substitute, and hereby authorizes each or either of them to represent and to vote, as designated below, all the shares of Common Stock of Edison Control
Corporation held of record by the undersigned on April 26, 2002 at the 2002 Annual Meeting of
Shareholders to be held on June 20, 2002 and adjournment thereof.

1. Election of Directors   [ ] FOR all nominees listed below         [ ] WITHHOLD authority to vote
                               (except as marked to the contrary)        for all nominees listed below

William B. Finneran, Robert L. Cooney, Alan J. Kastelic, and William C. Scott

INSTRUCTIONS:  To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

-----------------------------------------------------------------------------------------------------

2. In their discretion, upon such other business as may properly come before the meeting and at any adjournment thereof.

                                     (Continued on reverse side)

                                               [Back]
                                    (Continued from reverse side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the specified director nominees and on such other business as may properly come before the meeting in accordance with the best judgment of the proxies named herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy
Statement relating to the Company's 2002 Annual Meeting of Shareholders, the Company's Annual Report
on Form 10-K and the Company's 2001 Annual Report.

                                               Dated:_______________________________, 2002

                                               Signed:____________________________________

                                               -------------------------------------------

                                                     Signature(s) of  Shareholder(s)

                                               PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON.
                                               When shares are owned jointly, both should sign.
                                               When signing as attorney, executor, administrator,
                                               trustee or guardian, please give your full title
                                               as such. If a corporation, please sign in full
                                               corporate name by President or other authorized
                                               officer. If a partnership, please sign in
                                               partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD IMMEDIATELY USING THE ENCLOSED ENVELOPE.
                                                   -----------
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